SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                       August 11, 1998
              (Date of earliest event reported)

                         TEXTRON INC.
   (Exact name of Registrant as specified in its charter)

    Delaware                 1-5480                   05-0315468
(State of             (Commission File  No.)          (IRS Employer
Incorporation)                                        Identification No.)


          40 Westminster Street, Providence, Rhode Island 02903
       (Address of principal executive offices, including zip code)

                         (401) 421-2800
        (Registrant's telephone number, including area code)


                             N/A
    (Former name or former address, if changed since last report)

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Item 5.  Other Events.

      On August 11, 1998, the Registrant, Textron Inc. ("Textron"), issued a press release announcing that it has reached an agreement to sell its Avco Financial Services, Inc. unit to Associates First Capital Corporation for $ 3.9 billion in cash. The press release also announced that Textron's Board of Directors has authorized a new 25 million share repurchase program that supersedes the 8 million shares that remained under its previous authorization. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.              Exhibit

      99            Press Release issued August 11, 1998.




                         SIGNATURES

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEXTRON INC.
                                   (Registrant)


                              By/s/Wayne W. Juchatz
                                Name: Wayne W. Juchatz
                                Title: Executive Vice President and
                                       General Counsel


Dated:  August 11, 1998

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                      INDEX TO EXHIBITS



Exhibit No.              Exhibit

   99               Press Release issued August 11, 1998

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